SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):  July 11, 2006

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 NW Wall Street Bend, Oregon	97701
(Address of principal executive offices)	(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

          On July 11, 2006, Cascade Bancorp announced by press release its issuance of $20 million in trust preferred securities, in which the proceeds will be used for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Prof Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

Exhibit 99.1 Press Release announcement of the issuance of trust preferred securities.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

	By:	/s/ Gregory D. Newton

Gregory D. Newton
Executive Vice President/
Chief Financial Officer/Secretary

Date: 7/11/2006